UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  SEPTEMBER 13, 2004

POORE BROTHERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. LA COMETA DR. GOODYEAR, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873 (6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 Other Events.

ON SEPTEMBER 13, 2004, THE REGISTRANT ISSUED A PRESS RELEASE (HERETO ATTACHED AS EXHIBIT 99.1) THAT ANNOUNCES THE SIGNING OF A LICENSING AGREEMENT WITH Cinnabon®, a SUBSIDIARY OF AFC ENTERPRISES, INC. (NASDAQ: AFCE) FOR THE DEVELOPMENT, MANUFACTURE AND SALE OF SNACK FOOD PRODUCTS USING THE Cinnabon® BRAND NAME.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POORE BROTHERS, INC.
(Registrant)

Date	SEPTEMBER 14, 2004
/s/ THOMAS W. FREEZE

THOMAS W. FREEZE
PRESIDENT AND CHIEF EXECUTIVE OFFICER

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	PRESS RELEASE, DATED SEPTEMBER 13, 2004